Exhibit 99.1
                                  ------------
                   Computational Materials dated May 25, 2005

                        Aames Mortgage Investment Trust
                                 Series 2005-2

                            Computational Materials

                                   DISCLAIMER


The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co, Inc. ("FBR") and not by the issuer of the securities or any of its affiliates (other than FBR). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the collateral is preliminary, and will be superseded by the applicable prospectus supplement or other final offering document relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission. The information regarding the assets herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and
(ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The sample pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.


Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your FBR account representative.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                                                                                    Property Type as % of Cur Bal
                                                                                                    --------------------------------
   FICO           Loan                 Current           Loan                      W.A.                               Manufactured
   Band           Count                Balance           WALA                      FICO               Condo             Houseing
   ----           -----                -------           ----                      ----               -----             --------
<= 460               -                         -          -                            -               -                    -
461 - 480            1                   $84,000          0                          462               0.00                 -
481 - 500           21                $4,119,145          1                          500               0.00                 -
501 - 520          407               $60,283,017          1                          511               3.28                 -
521 - 540          429               $67,327,443          1                          531               2.77                 -
541 - 560          576               $97,136,176          1                          552               4.58                 -
561 - 580          568               $94,143,307          1                          570               4.22                 -
581 - 600          785              $134,837,992          1                          591               5.07                 -
601 - 620          725              $128,419,580          1                          611               7.86                 -
621 - 640          789              $141,922,038          1                          631               6.20                 -
641 - 660          550              $107,100,999          1                          650               6.15                 -
661 - 680          393               $76,538,706          1                          670               6.48                 -
681 - 700          229               $47,956,632          1                          689               9.77                 -
701 - 720          127               $26,541,309          1                          710               1.31                 -
721 - 740           68               $14,631,189          1                          729              10.82                 -
741 - 760           43                $9,589,615          1                          748               5.51                 -
> 760               38                $8,623,073          1                          780               0.00                 -


                         Property Type as % of Cur Bal                                            Occupancy Status as % of Cur Bal
              ------------------------------------------------------                             -----------------------------------
   FICO                             Single             Multi /       % Cur Bal   % Cur Bal
   Band            PUD              Family             2-4 Unit      <= 75,000   > 75,000            Investor            Primary
   ----           -----             ------             --------      ---------   --------            --------            -------
<= 460              -                  -                  -             -            -                  -                   -
461 - 480           -                100.00               0.00          0.00       100.00               0.00              100.00
481 - 500           -                 92.72               7.28          0.85        99.15               0.00              100.00
501 - 520           -                 93.86               2.86          6.47        93.53               1.12               98.88
521 - 540           -                 90.55               6.68          6.85        93.15               4.15               95.85
541 - 560           -                 90.20               5.22          4.88        95.12               4.92               95.08
561 - 580           -                 90.45               5.33          4.41        95.59               5.83               94.17
581 - 600           -                 89.24               5.69          3.65        96.35               3.08               96.92
601 - 620           -                 85.99               6.15          2.73        97.27               3.21               96.79
621 - 640           -                 87.95               5.85          2.21        97.79               3.70               96.30
641 - 660           -                 83.89               9.96          1.22        98.78               5.68               94.32
661 - 680           -                 87.00               6.52          1.70        98.30               7.93               92.07
681 - 700           -                 81.05               9.19          1.70        98.30               9.70               90.30
701 - 720           -                 83.66              15.03          0.99        99.01               2.67               97.33
721 - 740           -                 71.18              18.00          1.83        98.17               5.00               95.00
741 - 760           -                 82.75              11.74          1.97        98.03              17.58               82.42
> 760               -                 75.73              24.27          0.79        99.21              16.84               83.16


            Occupancy Status                                                                                        Loan Purpose as
             as % of Cur Bal                                                                                          % of Cur Bal
           ------------------                                                                                       ----------------
                                    % of CB            % of CB        % of CB     % of CB
   FICO                              with                with       Fixed Rate   Adj. Rate           % of CB
   Band         2nd Home          DTI <50.0%         DTI >=50.0%       Loans       Loans             IO Loans           Purchase
   ----         --------          ----------         -----------    ----------   ---------           --------           --------
<= 460              -                  -                  -              -           -                  -                   -
461 - 480           -                100.00               0.00           -         100.00               0.00              100.00
481 - 500           -                 72.87              27.13           -         100.00               0.00               11.90
501 - 520           -                 86.38              13.62           -         100.00               0.00                5.96
521 - 540           -                 83.67              16.33           -         100.00               0.00                6.74
541 - 560           -                 89.48              10.52           -         100.00               0.45               22.28
561 - 580           -                 91.93               8.07           -         100.00               2.26               25.89
581 - 600           -                 94.60               5.40           -         100.00              16.44               38.93
601 - 620           -                 95.28               4.72           -         100.00              24.33               46.58
621 - 640           -                 97.39               2.61           -         100.00              18.80               53.27
641 - 660           -                 96.76               3.24           -         100.00              27.12               52.55
661 - 680           -                 96.42               3.58           -         100.00              23.10               51.77
681 - 700           -                 96.11               3.89           -         100.00              30.67               52.60
701 - 720           -                 95.48               4.52           -         100.00              32.98               58.86
721 - 740           -                 97.96               2.04           -         100.00              24.06               62.98
741 - 760           -                 97.87               2.13           -         100.00              23.83               57.81
> 760               -                 98.41               1.59           -         100.00              26.16               74.31


                Loan Purpose as % of Cur Bal                             Documentation as % of Cur Bal
           -------------------------------------       % of CB      -----------------------------------------
   FICO                                            with a Piggyback              Stated /
   Band         Cash-out           Rate Term         Jr Lien Loan      Full       Limited              None
   ----         --------          ----------         -----------    ----------   ---------           --------
<= 460              -                 -                  -              -            -                  -
461 - 480           0.00              0.00               0.00           0.00       100.00               -
481 - 500          78.24              9.86              18.48          61.89        38.11               -
501 - 520          80.87             13.17              19.46          56.24        43.76               -
521 - 540          84.52              8.74              25.53          58.09        41.91               -
541 - 560          70.51              7.21              22.47          63.00        37.00               -
561 - 580          67.05              7.06              24.88          63.61        36.39               -
581 - 600          54.50              6.58              55.31          70.77        29.23               -
601 - 620          48.18              5.24              59.00          63.52        36.48               -
621 - 640          41.18              5.55              70.98          42.44        57.56               -
641 - 660          43.42              4.03              68.52          44.74        55.26               -
661 - 680          43.10              5.13              67.86          41.14        58.86               -
681 - 700          40.94              6.45              72.15          42.82        57.18               -
701 - 720          36.40              4.74              72.36          51.37        48.63               -
721 - 740          31.93              5.09              72.70          32.80        67.20               -
741 - 760          39.18              3.01              57.33          41.43        58.57               -
> 760              21.45              4.24              63.49          38.11        61.89               -


                                                                                    W.A.               W.A.                W.A.
   FICO           W.A.               W.A.              % of CB        % of CB    1st Lien            2nd Lien           2nd Lien
   Band          Coupon              CLTV              1st Lien      2nd Lien       LTV                CLTV                LTV
   ----          ------              ----              --------      --------    --------            --------              ---
<= 460            -                    -                  -              -           -                  -                   -
461 - 480         9.840               80.00             100.00           -          80.00               -                   -
481 - 500         8.700               71.70             100.00           -          71.70               -                   -
501 - 520         8.920               73.93             100.00           -          73.86               -                   -
521 - 540         8.512               74.46             100.00           -          74.33               -                   -
541 - 560         8.166               79.54             100.00           -          79.46               -                   -
561 - 580         7.860               80.72             100.00           -          79.85               -                   -
581 - 600         7.198               87.10             100.00           -          78.53               -                   -
601 - 620         6.971               88.49             100.00           -          78.96               -                   -
621 - 640         6.979               90.99             100.00           -          78.78               -                   -
641 - 660         6.780               90.56             100.00           -          78.88               -                   -
661 - 680         6.665               90.07             100.00           -          78.66               -                   -
681 - 700         6.622               90.13             100.00           -          78.36               -                   -
701 - 720         6.509               91.86             100.00           -          79.72               -                   -
721 - 740         6.786               89.58             100.00           -          77.45               -                   -
741 - 760         6.634               86.50             100.00           -          77.04               -                   -
> 760             6.825               86.20             100.00           -          76.91               -                   -


                                                                    Coverage %   W.A. LTV
   FICO             Ave CB          Ave CB             % of CB       for Loans   of Loans
   Band            1st Lien        2nd Lien            with MI        With MI     with MI
   ----            --------        --------            -------        -------     -------
<= 460                  -              -                  -              -           -
461 - 480         $84,000.00           -                  -              -           -
481 - 500        $196,149.75           -                  -              -           -
501 - 520        $148,115.52           -                  -              -           -
521 - 540        $156,940.43           -                  -              -           -
541 - 560        $168,639.19           -                  -              -           -
561 - 580        $165,745.26           -                  -              -           -
581 - 600        $171,768.14           -                  -              -           -
601 - 620        $177,130.45           -                  -              -           -
621 - 640        $179,875.84           -                  -              -           -
641 - 660        $194,729.09           -                  -              -           -
661 - 680        $194,754.98           -                  -              -           -
681 - 700        $209,417.61           -                  -              -           -
701 - 720        $208,986.68           -                  -              -           -
721 - 740        $215,164.55           -                  -              -           -
741 - 760        $223,014.30           -                  -              -           -
> 760            $226,922.96           -                  -              -           -


This information should be considered only after reading Friedman Billings Ramsey's Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.